Exhibit 3.1
Control No. K115500
STATE OF GEORGIA
Secretary of State
Corporations Division 315 West Tower #2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530
Certified Copy
I, Karen C Handel, Secretary of the State of Georgia, do hereby certify under the seal of my office that the attached documents are true and correct copies of documents filed under the name of
SOUTHEASTERN BANK FINANCIAL CORPORATION
Domestic Profit Corporation
Said entity was formed in the jurisdiction set forth above and has filed in the Office of Secretary of State on the 4th day of September, 1991 its certificate of limited partnership, articles of incorporation, articles of association, articles of organization or application for certificate of authority to transact business in Georgia. This Certificate is issued pursuant to Title 14 of the Official Code of Georgia Annotated and is prima-facie evidence of the existence or nonexistence of the facts stated herein.
WITNESS my hand and official seal of the City of Atlanta and the State of Georgia on 10th day of March, 2009
Karen C Handel Secretary of State
Certification Number: 3701816-1 Reference: 139428.00000 Verify this certificate online at http://corp.sos.state.ga.us/corp/soskb/verify.asp

Control No. K115500
STATE OF GEORGIA
Secretary of State
Corporations Division
315 West Tower
#2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530
CERTIFICATE
OF
AMENDMENT
I, Karen C Handel, the Secretary of State and the Corporations Commissioner of the State of Georgia, hereby certify under the seal of my office that
SOUTHEASTERN BANK FINANCIAL
CORPORATION
a Domestic Profit Corporation
has filed articles/certificate of amendment in the Office of the Secretary of State on 12/19/2008 and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated: Attached hereto is a true and correct copy of said articles/certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on December 19, 2008

Karen C Handel
Secretary of State

Control No: K115500 Date Filed: 12/19/2008 04:11 PM Karen C Handel Secretary of State
ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
SOUTHEASTERN BANK FINANCIAL CORPORATION
I.
     The name of the corporation is SOUTHEASTERN BANK FINANCIAL CORPORATION.
II.
     The Articles of Incorporation of the corporation shall be amended by deleting Article Two thereof in its entirety and replacing it with the following text:
“ARTICLE TWO
     (a) The aggregate number of shares of stock of all classes that the corporation shall have authority to issue is 20,000,000 shares, of which 10,000,000 shares shall be common stock, $3.00 par value per share, and of which 10,000,000 shares shall be preferred stock, no par value (“Preferred Stock”).
     (b) The Board of Directors of the Company is hereby granted the authority, subject to the provisions of this Article Two and to the limitations prescribed by law, to classify the unissued shares of Preferred Stock into one or more series of Preferred Stock and with respect to each such series to fix by resolution or resolutions providing for the issuance of such series the terms, including the preferences, rights and limitations, of such series. Each series shall consist of such number of shares as shall be stated in the resolution or resolutions providing for the issuance of such series together with such additional number of shares as the Board of Directors by resolution or resolutions may from time to time determine to issue as a part of the series. The Board of Directors may from time to time decrease the number of shares of any series of Preferred Stock (but not below the number thereof then outstanding) by providing that any unissued shares previously assigned to such series shall no longer constitute part thereof and restoring such unissued shares to the status of authorized but unissued shares of Preferred Stock.
     (c) The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:
(i)	The number of shares constituting that series and the distinctive designation of that series;

(ii)	The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payments of dividends on shares of that series;

(iii)	Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;
State of Georgia
Expedite Amend/Restate 3 Page(s)

(iv)	Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provisions for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(v)	Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption rates;

(vi)	Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund; and

(vii)	Any other relative rights, preferences and limitations of that series.
     (d) The holders of shares of each series of Preferred Stock shall be entitled upon liquidation or dissolution, or upon the distribution of the assets, of the Company to such preferences as provided in the resolution or resolutions creating the series, and no more, before any distribution of the assets of the Company shall be made to the holders of any other series of Preferred Stock or to the holders of shares of Common Stock. Whenever the holders of shares of Preferred Stock of all series shall have been paid the full amounts to which they shall be entitled, the holders of shares of Common Stock shall be entitled to share ratably in all the remaining assets of the Company.”
III.
     The Board of Directors of the corporation duly adopted the foregoing amendment on November 4, 2008 and the shareholders of the corporation duly approved the foregoing amendment on December 17, 2008 in accordance with the provisions of Section 14-2-1003 of the Georgia Business Corporation Code. The amendment will be effective upon filing with the office of the Georgia Secretary of State.
[Signature follows on next page.]

2

     IN WITNESS WHEREOF, the corporation has caused these Articles of Amendment to the Articles of Incorporation to be signed by its duly authorized officer, this 18th day of December, 2008.

SOUTHEASTERN BANK FINANCIAL CORPORATION
By:	/s/ Ronald L. Thigpen
Ronald L. Thigpen
Executive Vice President and Chief Operating Officer

3

Secretary of State Corporations Division 315 West Tower #2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530	DOCKET NUMBER CONTROL NUMBER EFFECTIVE DATE REFERENCE PRINT DATE FORM NUMBER	: 061161140 : K115500 : 04/26/2006 : 0044 : 04/26/2006 : 111
KELLY YEADON
POWELL GOLDSTEIN LLP
1201 W. PEACHTREE ST., NW, 14TH FL
ATLANTA, GA 303093488
CERTIFICATE OF AMENDMENT
I, Cathy Cox, the Secretary of State and the Corporations Commissioner of the State of Georgia, do hereby certify under the seal of my office that
SOUTHEASTERN BANK FINANCIAL CORPORATION
A DOMESTIC PROFIT CORPORATION
has filed articles of amendment in the Office of the Secretary of State and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.
WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

Cathy Cox
Secretary of State

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
SOUTHEASTERN BANK FINANCIAL CORPORATION
I.
     The name of the corporation is SOUTHEASTERN BANK FINANCIAL CORPORATION.
II.
     Effective the date hereof, the Articles of Incorporation of the corporation shall be amended by deleting Article Eight thereof in its entirety and replacing it with the following text:
“ARTICLE EIGHT
     Shareholders of the corporation shall not be entitled to preemptive rights with respect to any issuance of securities by the corporation.”
III.
     Shareholder approval of this amendment was required. The shareholders of Southeastern Bank Financial Corporation duly adopted and approved this amendment on April 19, 2006 in accordance with the provisions of Section 14-2-1003 of the Official Code of Georgia Annotated.
[Signature follows on next page.]

     IN WITNESS WHEREOF, the corporation has caused these Articles of Amendment to the Articles of Incorporation to be signed by its duly authorized officer, this 26th day of April, 2006.

SOUTHEASTERN BANK FINANCIAL CORPORATION
By:	/s/ Ronald L. Thigpen
Ronald L. Thigpen
Executive Vice President and Chief Operating Officer

2

Secretary of State Business Services and Regulation Suite 315, West Tower 2 Martin Luther King Jr. Dr. Atlanta, Georgia 30334-1530	DOCKET NUMBER CONTROL NUMBER EFFECTIVE DATE REFERENCE PRINT DATE FORM NUMBER	: 920580017 : 8611107 : 01/23/1992 : 0045 : 02/28/1992 : 614
FRANTZ, SANDERS & GRATTAN
DONALD B. DELOACH
6100 LAKE FORREST DR. N.W.
SUITE 475
ATLANTA, GA 30328
CERTIFICATE OF RESTATED ARTICLES WITH NAME CHANGE
I, MAX CLELAND, Secretary of State and the Corporation Commissioner of the State of Georgia, do hereby certify under the seal of my office that the articles of incorporation of
MICAH JANUS, PH.D., P.A.
a domestic profit corporation
have been duly restated and amended and the corporate name changed to
JANUS & ASSOCIATES, INC.
by the filing of articles of restatement in the office of the Secretary of State and by paying of fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of restatement.
WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

MAX CLELAND
SECRETARY OF STATE

VERLEY J. SPIVEY
DEPUTY SECRETARY OF STATE

SECURITIES	CEMETERIES	CORPORATIONS	CORPORATIONS HOT-LINE
656-2894	656-3079	656-2817	404-656-2222
Outside Metro-Atlanta

RESTATED ARTICLES OF INCORPORATION
OF
MICAH JANUS, PH.D., P.A.
     The sole Shareholder and Board of Directors of MICAH JANUS, PH.D., P.A., a Corporation organized and existing under the laws of the state of Georgia, did on the 6th day of January, 1992, by unanimous vote, adopt Restated Articles of Incorporation as follows:
I.
     The name of the Corporation shall be JANUS & ASSOCIATES, INC.
II.
     The Corporation shall be organized according to the provisions of the Georgia Business Corporation Code.
III.
     The Corporation shall have perpetual duration.
IV.
     The Corporation shall be organized for profit and for any lawful purpose and business not specifically prohibited to corporations under the applicable laws of the state of Georgia.
V.
     The aggregate number of shares of common stock that the Corporation shall have authority to issue is one hundred thousand (100,000) shares of common stock with a par value of one dollar ($1.00) per share.
VI.
     Any action required by law to be taken at a meeting of the shareholders of this Corporation or any action which may be taken at meeting of the shareholders may be taken without a meeting if written consent, setting forth the action so taken, shall be signed (1) by persons who would be entitled to vote at a meeting all of the shares entitled to be voted with respect to the subject matter thereof or (2) by persons who would be entitled to vote at a meeting those shares having voting power to cast not less than the minimum number (or numbers, in the case of voting by classes) of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted, provided that action by less than unanimous written consent may not be taken with respect to any election of directors as to which shareholders would be entitled to cumulative voting.
VII.
     No director shall be personally liable to the Corporation or its shareholders for monetary damages for breach of duty of care or other duty as a director, provided that such provision shall not eliminate or limit the liability of a director:
(i)	For any appropriation, in violation of his duties, of any business opportunity of the Corporation;

(ii)	For acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

(iii)	For the types of liability set forth in Code Section 14-2-832 of the Official Code of Georgia; or

(iv)	For any transaction from which the director derived an improper personal benefit.

VIII.
     The registered office of the Corporation shall be 615 Peachtree Street, N.E., Suite 400, Atlanta, Fulton County, Georgia 30308, and the registered agent of the Corporation at such address shall be Micah L. Janus.
IX.
     The principal office of the Corporation shall be 615 Peachtree Street, N.E., Suite 400, Atlanta, Fulton County, Georgia 30308.
     IN WITNESS WHEREOF, the undersigned officers have executed these Restated Articles of Incorporation as of January 6, 1992.

ATTEST:	MICAH L. JANUS, PH.D., P.A.,

/s/ Ann Janus	/s/ Micah Janus, Ph.D

ANN JANUS, Secretary	MICAH JANUS, President
[CORPORATE SEAL]

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CERTIFICATE
     Pursuant to O.C.G.A. § 14-2-1006.1(a), the undersigned officer of Micah Janus, Ph.D., P.A., hereby certifies that a request for publication of a notice of intent to file restated articles of incorporation to change the name of Micah Janus, Ph.D., P.A. to Janus & Associates, Inc., and payment therefor has been made as required by O.C.G.A. § 14-2-1006.1(b).
     Pursuant to O.C.G.A. § 14-2-1007(d), the undersigned officer further certifies that the restated articles of incorporation do not contain an amendment requiring shareholder approval, and were unanimously approved by the Board of Directors and the sole Shareholder of the Corporation.
     This 6th day of January, 1992.

/s/ Micah L. Janus, Ph.D
Micah L. Janus, President

Secretary of State Corporations Division 315 West Tower #2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530	DOCKET NUMBER CONTROL NUMBER EFFECTIVE DATE REFERENCE PRINT DATE FORM NUMBER	: 051950311 : K115500 : 07/12/2005 : 0045 : 04/21/2005 : 611
KELLY C. YEADON
POWELL GOLDSTEIN LLP
1201 W. PEACHTREE ST. 14TH FL.
ATLANTA, GA 30309
CERTIFICATE OF NAME CHANGE AMENDMENT
I, Cathy Cox, the Secretary of State and the Corporations Commissioner of the State of Georgia, do hereby certify under the seal of my office that
GEORGIA BANK FINANCIAL CORPORATION
A DOMESTIC PROFIT CORPORATION
has filed articles of amendment in the Office of the Secretary of State changing its name to
SOUTHEASTERN BANK FINANCIAL CORPORATION
and has paid the required fees as provided by Title 14 of the official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.
WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

Cathy Cox
Secretary of State

ARTICLES OF AMENDMENT
to the
ARTICLES OF INCORPORATION
of
GEORGIA BANK FINANCIAL CORPORATION
(To Be Known as Southeastern Bank Financial Corporation)
1.
     The name of the corporation is Georgia Bank Financial Corporation (the “Corporation”).
2.
     The Corporation hereby amends its Articles of Incorporation by deleting Article One in its entirely and inserting in lieu thereof a new Article One as follows:
“ARTICLE ONE
     The name of the corporation is Southeastern Bank Financial Corporation.”
3.
     This Amendment was adopted by resolution of the board of directors on June 20, 2005.
4.
     This Amendment was adopted by the board of directors without shareholder action pursuant to Section 14-2-1002 of the Official Code of Georgia, which provides that a corporation’s board of directors may adopt an amendment to the corporation’s articles of incorporation that changes the corporate name without shareholder action.
     All other provisions of the Articles of Incorporation shall remain in full force and effect.
***

     IN WITNESS WHEREOF, the Corporation has executed these Articles of Amendment on the 8th day of July, 2005.

GEORGIA BANK FINANCIAL CORPORATION
By:	/s/ Ronald L. Thigpen
Ronald L. Thigpen
Executive Vice President and Chief Operating Officer

ATTEST:
By:	/s/ Susie W. Miville
	Name:	Susie W. Miville
	Title:	Controller

[CORPORATE SEAL]

Secretary of State Corporations Division Suite 315, West Tower 2 Martin Luther King Jr. Dr. Atlanta, Georgia 30334-1530	DOCKET NUMBER CONTROL NUMBER EFFECTIVE DATE REFERENCE PRINT DATE FORM NUMBER	: 951210532 : 9115500 : 04/21/1995 : 0045 : 05/01/1995 : 111
LARRY W. SHACKELFORD
400 COLONY SQUARE, STE. 2200
1201 PEACHTREE ST., N.E.
ATLANTA GA 30361
CERTIFICATE OF AMENDMENT
I, MAX CLELAND, Secretary of State and the Corporation Commissioner of the State of Georgia, do hereby certify under the seal of my office that
GEORGIA BANK FINANCIAL CORPORATION
A DOMESTIC PROFIT CORPORATION
has filed articles of amendment in the office of the Secretary of State and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.
WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

MAX CLELAND
SECRETARY OF STATE

CORPORATIONS	CORPORATIONS HOT LINE
656-2817	404-656-2222
Outside Metro-Atlanta

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
GEORGIA BANK FINANCIAL CORPORATION
1.
     The name of the corporation is Georgia Bank Financial Corporation (the “Corporation”).
2.
     Article Two of the Articles of Incorporation of the Corporation is amended in its entirety to read as follows:
“ARTICLE TWO
     The Corporation shall have the authority, exercisable by its board of directors, to issue up to 10,000,000 shares of its common stock, $3.00 par value per share.”
     Except as expressly amended hereby, all other provisions of the Articles of Incorporation shall remain in full force and effect.
3.
     The purpose of this amendment is to effect a one-for-three reverse stock split among the Corporation’s $1.00 par value common stock while maintaining the Corporation’s authority to issue up to 10,000,000 shares of common stock.
4.
     Effective upon the filing of this Amendment, each three (3) outstanding shares of the $1.00 par value common stock of the Corporation held by each record holder shall be deemed converted into one share of the $3.00 par value common stock of the Corporation, and each remaining share (if any) of the $1.00 par value common stock shall be canceled and the holders thereof paid cash in lieu thereof equal to the book value per share of the $1.00 par value common stock of the Corporation on the date of filing of this amendment, or $3.19 per share. At the option of each record holder, such conversion of shares may be effected on a certificate by certificate basis for each certificate representing shares of the $1.00 par value common stock held by such record holder on the date of filing of this Amendment, and each share (if any) of the $1.00 par value common stock from each certificate not converted shall be canceled and such record holder paid cash in lieu thereof at a rate of $3.19 per share.
5.
     This amendment was duly approved by the holders of a majority of the shares of the Corporation in accordance with Section 14-2-1003 of the Georgia Business Corporation Code at the Annual Meeting of Shareholders held on April 12, 1995.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to the Articles of Incorporation to be executed and attested by its duly authorized officers this 19th day of April, 1995.

Georgia Bank Financial Corporation
By:	/s/ Patrick G. Blanchard
Patrick G. Blanchard
President and Chief Executive Officer

Attest:
By:	/s/ Travers W. Paine
Travers W. Paine III
Corporate Secretary [Corporate Seal]

2

Secretary of State Business Services and Regulation Suite 315, West Tower 2 Martin Luther King Jr. Dr. Atlanta, Georgia 30334-1530	DOCKET NUMBER CONTROL NUMBER EFFECTIVE DATE REFERENCE PRINT DATE FORM NUMBER	: 923660357 : 9115500 : 12/31/1992 : 0091 : 12/31/1992 : 411
NELSON, MULLINS, RILEY & SCARBOROUGH
LARRY W. SHACKELFORD
1201 PEACHTREE STREET
400 COLONY SQUARE/ P.O. BOX 77707
ATLANTA, GA 30357-7707
CERTIFICATE OF MERGER
I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Georgia Law certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.
Surviving Entity:
GEORGIA BANK FINANCIAL CORPORATION, a Georgia corporation
Nonsurviving Entity/Entities:
FCS FINANCIAL CORPORATION, a Georgia corporation

MAX CLELAND
SECRETARY OF STATE

VERLEY J. SPIVEY
DEPUTY SECRETARY OF STATE

SECURITIES	CEMETERIES	CORPORATIONS	CORPORATIONS HOT-LINE
656-2894	656-3079	656-2817	404-656-2222
Outside Metro-Atlanta

ARTICLES OF MERGER
OF
FCS FINANCIAL CORPORATION
WITH AND INTO
GEORGIA BANK FINANCIAL CORPORATION
     Pursuant to Section 14-2-1105 of the Georgia Business Corporation Code, GEORGIA BANK FINANCIAL CORPORATION, a Georgia corporation (“GBFC”), and FCS FINANCIAL CORPORATION, a Georgia corporation (“FCS”), submit the following Articles of Merger:
1.
     Attached hereto as Exhibit A and incorporated herein by reference is a copy of the Agreement and Plan of Merger (the “Plan of Merger”) between FCS and GBFC, which provides for the merger (the “Merger”) of FCS with and into GBFC.
2.
     The Board of Directors of FCS duly adopted the Plan of Merger at a meeting on July 22, 1992, and ratified the Plan of Merger at a meeting on August 17, 1992. The holders of the $1.00 par value common stock of FCS (the “FCS Common Stock”), the only class of stock of FCS outstanding, duly, approved the Plan of Merger at a special meeting of shareholders on September 10, 1992, with 414,583 shares (or 75.3%) of the 550,305 outstanding shares of FCS Common Stock voted in favor, 4,500 shares voted against and 750 shares abstaining.
3.
     The Board of Directors of GBFC duly adopted the Plan of Merger at a meeting on July 22, 1992. The shareholders of GBFC were not required to approve the Plan of Merger.
4.
     Pursuant to Section 3 of the Plan of Merger, the Merger shall be effective as of 9:00 a.m. on Thursday, December 31, 1992, or such later time as these Articles of Merger shall be filed with the Secretary of State.

GEORGIA BANK FINANCIAL CORPORATION
	By:	/s/ Patrick G. Blanchard
Patrick G. Blanchard
President and CEO

[CORPORATE SEAL]	Attest:	/s/ Travers W. Paine
Travers W. Paine, III
Secretary

FCS FINANCIAL CORPORATION
	By:	/s/ Ronald Thigpen
Ronald Thigpen
President and CEO

[CORPORATE SEAL]	Attest:	/s/ Carl R. Thompson
Carl R. Thompson
Secretary

Exhibit A
AGREEMENT AND PLAN OF MERGER
     THIS AGREEMENT AND PLAN OF MERGER (this “Plan of Merger”) is made and entered into as of July 22, 1992, by and between GEORGIA BANK FINANCIAL CORPORATION, a corporation organized and existing under the laws of the State of Georgia (“GBFC”), and FCS FINANCIAL CORPORATION, a corporation organized and existing under the laws of the State of Georgia (“FCS”).
WITNESSETH:
     WHEREAS, GBFC and FCS are parties to an Agreement and Plan of Reorganization dated as of July 22, 1992, providing that FCS shall be merged with and into GBFC upon the terms and subject to the conditions of said Agreement and this Plan of Merger; and
     WHEREAS, the respective boards of directors of GBFC and FCS deem it advisable and in the best interest of each such corporation and their respective shareholders that FCS be merged with and into GBFC upon such terms and conditions;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto, intending to be legally bound, do hereby agree as follows:
     1. Definitions. Except as otherwise specifically provided herein, for the purposes of this Plan of Merger, the following capitalized terms shall have the meanings set forth below, respectively:
          (a) “Agreement”: The Agreement and Plan of Reorganization, dated as of July 22, 1992, by and between GBFC and FCS, and all exhibits attached thereto and schedules delivered pursuant thereto.
          (b) “Certificates”: Certificates or agreements that immediately prior to the Effective Date represented outstanding shares of FCS Common Stock or Converting Options, as discussed in Section 7.
          (c) “Code”: The Georgia Business Corporation Code, Chapter 2 of Title 14 of the Official Code of Georgia Annotated.
          (d) “Consideration”: The consideration, payable in cash, in exchange for the shares of FCS Common Stock or Converting Options surrendered in the Merger pursuant to Sections 6 and 7 of this Plan of Merger.
          (e) “Conversion Price”: for each share of FCS Common Stock, $12.45 per share of FCS Common Stock.

          (f) “Converting Option”: Each option to purchase a share of FCS Common Stock which (i) is issued and outstanding as of the date of this Agreement; (ii) has not been exercised as of the Effective Date; and (iii) for which the Exercise Price as of the Effective Date is less than the Conversion Price.
          (g) “Dissenter Provisions”: Article 13 of the Code.
          (h) “Dissenting Shares”: The FCS Common Stock which is outstanding immediately before the Effective Date which is held by Shareholders who fully comply with the Dissenter Provisions, as discussed in Section 8.
          (i) “Effective Date”: The date and time at which the Merger contemplated by this Plan of Merger becomes effective pursuant to the Code.
          (j) “Exchange Agent”: A bank to be selected by GBFC (which may be GBTC Augusta), acting as Exchange Agent, as specified in Section 7.
          (k) “Exercise Price”: With respect. to an option to purchase FCS Common Stock, the aggregate cash and non-cash consideration payable per share of FCS Common Stock upon the exercise of such option (non-cash consideration being valued for these purposes at its fair market value as determined by the Board of Directors of GBFC).
          (l) “FCS”: FCS Financial Corporation, a corporation organized and existing under the laws of the State of Georgia.
          (m) “FCS Common Stock”: FCS’s $1.00 par value per share common stock.
          (n) “First Columbia”: First Columbia Batik, a banking corporation organized and existing under the laws of the State of Georgia.
          (o) “GBFC”: Georgia Bank Financial Corporation, a corporation organized and existing under the laws of the State of Georgia.
          (p) “GBTC Augusta”: Georgia Bank & Trust Company of Augusta, a banking corporation organized and existing under the laws of the State of Georgia.
          (g) “Merger”: The merger of FCS with and into GBFC as provided in Section 2.
          (r) “Option Plan”: The FCS Financial Corporation 1984 Incentive Stock Option Plan.
          (s) “Plan of Merger”: This Plan of Merger.

          (t) “Shareholders’ Meeting”: The meeting of the FCS Shareholders called for the purpose of voting on this Plan of Merger.
          (u) “Surviving Corporation”: GBFC as the surviving corporation in the Merger.
     2. Merger. In accordance with the provisions of the Agreement, this Plan of Merger and applicable laws, rules and regulations, at the Effective Date, FCS shall be merged with and into GBFC, and GBFC shall be the Surviving Corporation and shall continue its existence under the laws of the State of Georgia under the name “Georgia Bank Financial Corporation”.
     3. Effective Date. Subject to the satisfaction of all requirements of law and the terms and conditions specified in the Agreement and this Plan of Merger, including, among other conditions, receipt of approval of the Merger by the Board of Governors of the Federal Reserve System and the Georgia Department of Banking and Finance, the Merger shall become effective on the date and at the time set forth in the Articles of Merger filed with the Georgia Secretary of State in accordance with the provisions of Section 14-2-1105 of the Code.
     4. Effect of Merger. At the Effective Date, (i) FCS shall be merged into and continued in GBFC as the Surviving Corporation, and the separate existence of FCS shall cease; (ii) title to all real estate and other property owned by each of GBFC and FCS as of the Effective Date shall be vested in GBFC as the Surviving Corporation; (iii) GBFC as the Surviving Corporation shall be liable for all the liabilities of GBFC and FCS of every kind and description; and (iv) any proceeding pending against GBFC or FCS may be continued as if the Merger has not occurred, or GBFC as the Surviving Corporation may be substituted in any proceeding for FCS.
     5. Stock Options. At the Effective Date, (i) the Option Plan shall be canceled; (ii) each Converting Option outstanding thereunder shall be converted into the right to receive, in cash, the excess of the Conversion Price over the Exercise Price for such option; (iii) all other options to purchase FCS Common Stock outstanding thereunder shall be canceled; and (iv) the Option Plan and all options thereunder shall not thereafter confer any rights with respect to the FCS Common Stock or GBFC Common Stock.
     6. Conversion of Shares.
          (a) At the Effective Date and as a result of the Merger, automatically and without further act of the parties or the shareholders of FCS, (i) each share of FCS Common Stock issued and outstanding shall be converted into the right to receive, in cash, the Conversion Price; and (ii) each share of FCS Common Stock held by FCS in the treasury of FCS or held by GBFC other than in a fiduciary capacity shall be canceled and extinguished.

          (b) If, as of a record date that is prior to the Effective Date, there occurs an increase, decrease, or other change in the number of outstanding shares of FCS Common Stock as a result of a stock split, stock dividend or reverse stock split, the Conversion Price which shares of FCS Common Stock may be converted into the right to receive pursuant to this Section shall be proportionally adjusted.
     7. Exchange of Shares and Converting Options.
          (a) As soon as practicable after the Effective Date, a bank to be selected by GBFC (which may be GBTC Augusta), acting as exchange agent (the “Exchange Agent”), shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of FCS Common Stock or a certificate or option agreement representing Converting Options (collectively, the “Certificates”), a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent), and instructions for use in effecting the surrender of the Certificates in exchange for the Consideration payable with respect to such shares or Converting Options. Upon surrender of a Certificate for exchange and cancellation to the Exchange Agent, together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor a check in payment of the Consideration to which such holder shall have become entitled pursuant to the provisions hereof and the Certificate so surrendered shall forthwith be noted “canceled” on its face.
          (b) In the event that any holder of FCS Common Stock or Converting Options converted in accordance with this Plan of Merger is unable to deliver the Certificate which represents such shares or options of the holder, GBFC, in the absence of actual notice that any shares or options theretofore represented by any such Certificate have been acquired by a bona fide purchaser, shall deliver to such holder the Consideration to which such holder is entitled in accordance with the provisions of this Plan of Merger upon the presentation of all of the following: (i) evidence to the reasonable satisfaction of GBFC that any such Certificate has been lost, wrongfully taken or destroyed; (ii) such security or indemnity as may be reasonably requested by GBFC to indemnify and hold GBFC and the Exchange Agent harmless; and (iii) evidence satisfactory to GBFC that such person is the owner of the shares or options theretofore represented by each Certificate claimed by him to be lost, wrongfully taken or destroyed and that he is the person who would be entitled to present such Certificate for exchange pursuant to this Agreement.
          (c) No interest shall be paid on any Consideration with respect to any shares of FCS Common Stock or Converting Options until the owner thereof shall have surrendered the Certificate representing such shares or options pursuant to Section 7(a) or complied with the requirements of Section 7(b) (if applicable).
          (d) If any Consideration is to be issued to any person other than the person in whose name the Certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such exchange shall pay to the Exchange Agent, in advance, any transfer or other taxes required by reason of the payment of the Consideration with respect to the shares or options represented by the Certificate to a person other than the registered holder of the Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.
          (e) After the Effective Date there shall be no transfer on the stock transfer books of FCS of the shares of FCS Common Stock which are outstanding immediately prior to the Effective Date or any Converting Options. If, after the Effective Date, Certificates representing such shares or options are presented for transfer to the Exchange Agent, they shall be noted “canceled” on their face and exchanged for Consideration as provided herein.
     8. Holders of Dissenting Shares. Notwithstanding anything in this Plan of Merger to the contrary, the FCS Common Stock that is outstanding immediately before the Effective Date and that is held by shareholders who object to the Merger and fully comply with the Dissenter Provisions shall not be converted into or be exchanged for the consideration provided in this Plan of Merger. Instead, (i) the holders of such shares (the “Dissenting Shares”), upon compliance with the Dissenter Provisions, shall be entitled to payment of the fair value of such shares in accordance with the Dissenter Provisions; (ii) each of the Dissenting Shares shall be canceled and extinguished; and (iii) in the event any holder of Dissenting Shares shall subsequently withdraw his demand for payment of the fair value of such shares or shall fail to establish his entitlement to appraisal rights in accordance with the Dissenter Provisions, such holder shall forfeit the right to an appraisal of such shares and such shares shall thereupon be deemed to have been converted into and have become exchanged for the consideration provided in Section 6.
     9. No Rights as Shareholders. The holder of a Certificate or Certificates representing shares of FCS Common Stock issued and outstanding immediately prior to the Effective Date shall have no rights with respect to such shares other than the right to surrender such Certificate or Certificates and receive in exchange, therefor, the consideration provided in Section 6 or to perfect the right to receive payment for such shares pursuant to the Dissenter Provisions.

     10. Conditions. The obligations of the respective parties to this Plan of Merger shall be subject to the fulfillment or waiver on or before the Effective Date of the respective conditions to the parties’ obligations set forth in Article Eight of the Agreement.
     11. Termination. This Plan of Merger may be terminated prior to the Effective Date by the parties hereto as provided in Article Nine of the Agreement.
     12. Amendments. To the extent permitted by law, this Plan of Merger may be amended by a subsequent writing signed by all of the parties hereto upon the approval of the Board of Directors of each of the parties hereto; provided, however, that the provisions of Section 6 relating to the manner or basis in which shares of FCS Common Stock or Converting Options will be converted into the right to receive Consideration shall not be amended after the Shareholders’ Meeting without the approval of the holders of at least a majority of the issued and outstanding shares of the FCS Common Stock.
     13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute one and the same instrument.
     14. Governing Law. This Plan of Merger shall be governed by and construed in accordance with the laws of the State of Georgia, except to the extent federal law shall be applicable.

     IN WITNESS WHEREOF, each of GBFC and FCS have caused this Plan of Merger to be executed on its behalf and its corporate seal to be hereunto affixed as of the date first above written.

GEORGIA BANK FINANCIAL CORPORATION
By:	/s/ Patrick G. Blanchard
Patrick G. Blanchard
President and CEO

ATTEST:
By:	/s/ Travers W. Paine
Travers W. Paine, III
Secretary (CORPORATE SEAL)

FCS FINANCIAL CORPORATION
By:	/s/ Ronald Thigpen
Ronald Thigpen
President and CEO

ATTEST:
By:	/s/ Carl R. Thompson
Secretary
(CORPORATE SEAL)

Secretary of State Business Services and Regulation	CHARTER NUMBER	: 9115500 DP
Suite 315, West Tower	DATE INCORPORATED	: SEPTEMBER 04, 1991
2 Martin Luther King Jr. Dr.	COUNTY	: RICHMOND
Atlanta, Georgia 30334-1530	EXAMINER	: SANDRA JEAN SNOW
	TELEPHONE	: 404-656-2811
MAILED TO:
TRAVER W. PAINE III
301 WHEELER EXECUTIVE CENTER
AUGUSTA GA 30909
CERTIFICATE OF INCORPORATION
     I, MAX CLELAND, SECRETARY OF STATE AND THE CORPORATIONS COMMISSIONER OF THE STATE OF GEORGIA DC HEREBY CERTIFY, UNDER THE SEAL OF MY OFFICE, THAT

“GEORGIA BANK FINANCIAL CORPORATION”

HAS BEEN DULY INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA ON THE DATE SET FORTH ABOVE, BY THE FILING OF ARTICLES OF INCORPORATION IN THE OFFICE OF THE SECRETARY OF STATE AND THE FEES THEREFOR PAID, AS PROVIDED BY LAW, AND THAT ATTACHED HERETO IS A TRUE COPY OF SAID ARTICLES OF INCORPORATION.
     WITNESS, MY HAND AND OFFICIAL SEAL, IN THE CITY OF ATLANTA AND THE STATE OF GEORGIA ON THE DATE SET FORTH BELOW.
DATE: SEPTEMBER 06, 1991

MAX CLELAND
SECRETARY OF STATE

VERLEY J. SPIVEY
DEPUTY SECRETARY OF STATE

SECURITIES	CEMETERIES	CORPORATIONS	CORPORATIONS HOT-LINE
656-2894	656-3079	656-2817	404-656-2222
Outside Metro-Atlanta

ARTICLES OF INCORPORATION
OF
GEORGIA BANK FINANCIAL CORPORATION
ARTICLE ONE
     The name of the corporation is “Georgia Bank Financial Corporation”.
ARTICLE TWO
     The corporation shall have authority, exercisable by its board of directors, to issue up to 10,000,000 shares of common stock, $1.00 par value per share.
ARTICLE THREE
     The street address and county of the initial registered office of the corporation shall be at 301 Wheeler Executive Center, Augusta, Richmond County, Georgia 30909. The initial registered agent of the corporation at such address shall be Travers W. Paine III.
ARTICLE FOUR
     The name and address of the incorporator of the corporation is:
Travers W. Paine III
301 Wheeler Executive Center
Augusta, Georgia 30909
ARTICLE FIVE
     The mailing address of the initial principal office of the corporation is:
3530 Wheeler Road
Augusta, Georgia 30909

ARTICLE SIX
     The names and addresses of (illegible) directors of the corporation are:
William J. Badger
HOWARD LUMBER COMPANY
Post Office Box 1456
Augusta, Georgia 30914
Patrick G. Blanchard
GEORGIA BANK & TRUST COMPANY OF AUGUSTA
3530 Wheeler Road
Augusta, Georgia 30909
R. Daniel Blanton
GEORGIA BANK & TRUST COMPANY OF AUGUSTA
3530 Wheeler Road
Augusta, Georgia 30909
Randolph L. Burnette
J. B. WHITE & CO., INC.
1700 Gordon Highway
Augusta, Georgia 30906
Warren A. Daniel, CLU
THE DANIEL COMPANY
1916 North Leg
Augusta, Georgia 30909
C. Linton DeVaughn III
DEVAUGHN, DYCHES & LEONARD, INC.
3665 Wheeler Road
Augusta, Georgia 30909
E. G. Meybohm
MEYBOHM REALTY, INC.
3523 Walton Way Extension
Augusta, Georgia 30909
Travers W. Paine III
PAINE, MCELREATH, RHODES & HYDER, P.C.
309 Wheeler Executive Center
Augusta, Georgia 30909

Robert W. Pollard, Sr.
POLLARD LUMBER COMPANY, INC.
Route 2, Box 657
Appling, Georgia 30802
Randolph R. Smith, M.D.
Suite 2-F
820 St. Sebastian Way
Augusta, Georgia 30904
ARTICLE SEVEN
     No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of the duty of care or other duty as a director, except that such liability shall not be eliminated for:
(i)	any appropriation, in violation of the director’s duties, of any business opportunity of the corporation;

(ii)	acts or omissions which involve intentional misconduct or a knowing violation of law;

(iii)	the types of liability set forth in Section 14-2-832 (or any successor or redesignation thereof) of the Georgia Business Corporation Code; and

(iv)	any transaction from which the director received an improper personal benefit.
     If at any time the Georgia Business Corporation Code shall have been amended to authorize the further elimination or limitation of the liability of a director, then the liability of each director of the corporation shall be eliminated or limited to the fullest extent permitted by such Code, as so amended, without further action by the shareholders, unless the provisions of the Georgia Business Corporation Code, as amended, require further action by the shareholders.
     Any repeal or modification of the foregoing provisions of this Article shall not adversely affect the elimination or limitation of liability or alleged liability pursuant hereto of any director of the corporation for or with respect to any acts or omissions of such director prior to such repeal or modification.

ARTICLE EIGHT
     (a) Except as otherwise provided in this Article and subject to the further terms and conditions set forth herein, holders of shares of the corporation shall have preemptive right, granted on uniform terms and conditions prescribed by the board of directors, to acquire proportional amounts of the corporation’s unissued shares upon the decision of the board of directors to issue them; provided that the board of directors shall provide holders entitled to preemptive rights a period of at least thirty days within which such rights may be exercised.
     (b) Notwithstanding the foregoing, there shall be no preemptive right with respect to the issuance of:
     (1) Shares issued as a share dividend;
     (2) Fractional shares;
     (3) Shares issued to effect a merger or share exchange;
     (4) Shares issued pursuant to the acquisition of substantially all the assets of any other corporation, partnership, association, or trust;
     (5) Shares issued as compensation to directors, officers, agents or employees of the corporation, its subsidiaries, or affiliates upon terms and conditions approved or ratified by the affirmative vote of the holders of a majority of the shares entitled to vote thereon;
     (6) Shares issued to satisfy conversion, option, warrant or other share purchase rights created to provide compensation, incentive or reward to directors, officers, agents, or employees of the corporation, its subsidiaries, or affiliates upon terms and conditions, or in accordance with a stock option, employee stock ownership, profit sharing, pension or similar plan or arrangement, approved or ratified by the affirmative vote of the holders of a majority of the shares entitled to vote thereon;
     (7) Shares authorized in the articles of incorporation that are issued within one year from the effective date of incorporation;
     (8) Shares issued under a plan of reorganization approved in a proceeding under any applicable law of the State of Georgia or the United States of America relating to the reorganization of corporations;
     (9) Shares sold otherwise than for money, deemed by the board of directors in good faith to be advantageous to the corporation’s business, other than shares sold pursuant to subparagraph (1) or (2) of this paragraph; or
     (10) Shares released by waiver from their preemptive rights by the affirmative vote or written consent of the holders of two-thirds of the shares of the class to be issued. Any vote or consent shall be binding on all shareholders and their transferees for the time specified in the vote or consent up to but not exceeding one year form the date thereof and shall protect the corporation, its management, and all persons who may within that time acquire the shares so released.
     (c) No holder of shares of any class or series of securities issued by the corporation shall have, solely by virtue of such ownership, any preemptive right with respect to shares of any other class or series which may be issued or sold by the corporation.
     (d) A shareholder may waive his or her individual preemptive right at any time, and the holders of a class of shares may waive the preemptive rights of the class granted in this Article by the affirmative vote or written consent of the holders of two-thirds of the shares of the class with preemptive rights. The waiver of preemptive rights with respect to past issuances of shares shall be effective if made by the person who was the shareholder at the time the shares were issued. A waiver evidenced by a writing is irrevocable even though it is not supported by consideration.
     (e) Shares that are otherwise validly issued and outstanding shall not be affected by reason of any violation of preemptive rights granted in this Article with respect to their issuance.
     (f) Notwithstanding anything in this Article to the contrary, no shareholder of the corporation shall have any preemptive right to acquire securities of the corporation unless said shareholder is resident in the State of Georgia, or such other state in which the corporation is legally permitted to offer and sell its securities, provided that the corporation shall have no obligation to take any action to qualify to offer or sell its securities in any state other than the State of Georgia.
     (g) No action shall be maintained to enforce any liability for violation of preemptive rights granted in this Article unless brought within three years of the discovery or notice of the violation, but in no event shall any action be brought to enforce a liability for violation of preemptive rights more than five years after the issuance giving rise to the violation.
ARTICLE NINE
     (a) Subject to the definitions hereinafter contained in paragraph (c) of this Article, in addition to any vote otherwise required by law or these Articles of Incorporation, a business combination shall be:
     (1) Unanimously approved by the continuing directors, provided that the continuing directors constitute at least three members of the board of directors at the time of such approval; or

     (2) Recommended by at least two-thirds of the continuing directors and approved by at least a majority of the votes entitled to be cast by holders of voting shares, other than voting shares beneficially owned by the interested shareholder who is, or whose affiliate is, a party to the business combination.
     (b) The vote required by (a) above, does not apply to a business combination if each of the following conditions is met:
     (1) The aggregate amount of the cash, and the fair market value as of five days before the consummation of the business combination of consideration other than cash, to be received per share by holders of any common shares, or, if authorized, preferred shares of the corporation, in such business combination is at least equal to the highest of the following:
     (A) The highest per share price, including any brokerage commissions, transfer taxes, and soliciting dealers’ fees, paid by the interested shareholder for any shares of the same class of series acquired by it:
(i) within the two-year period immediately prior to the announcement date; or
(ii) in the transaction in which the interested shareholder became an interested shareholder, whichever is higher;
     (B) The fair market value per share of such class or series as determined on the announcement date or as determined on the determination date, whichever is higher, or
     (C) In the case of shares other than common shares, the highest preferential amount per share to which the holders of shares of such class or series are entitled in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the corporation, provided that this subparagraph shall apply only if the interested shareholder has acquired shares of such class or series within the two-year period immediately prior to the announcement date;
     (2) The consideration to be received by the holders of any class or series of outstanding shares is to be in cash or in the same form as the interested shareholder has previously paid for shares of the same class or series. If the interested shareholder has paid for shares of any class or series of shares with varying forms of consideration, the form of consideration for such class or series of shares shall be either cash or the form used to acquire the largest number of shares of such class or series previously acquired by it;
     (3) After the interested shareholder has become an interested shareholder and prior to the consummation of such business combination:
     (A) Unless approved by a majority of the continuing directors, there shall have been:
(i) no (illegible) to declare and pay at the regular date therefor any full (illegible) dividends, whether or not cumulative, on any outstanding preferred shares of the corporation;
(ii) no reduction in the annual rate of dividends paid on any class of common shares, except as necessary to reflect any subdivision of the shares;
(iii) any increase in such annual rate of dividends as is necessary to reflect any reclassification, including any reverse share split, recapitalization, reorganization, or any similar transaction which has the effect of reducing the number of outstanding shares; and

(iv) no increase in the interested shareholder’s percentage ownership of any class or series of shares of the corporation by more than one percent in any twelve-month period.
     (B) The provisions of divisions (i) and (ii) of subparagraph (A) of this paragraph shall not apply if the interested shareholder or an affiliate or associate of the interested shareholder did not vote as a director of the corporation in an manner inconsistent with divisions (i) and (ii) of subparagraph (A) of this paragraph and the interested shareholder, within ten days after any act or failure to act inconsistent with divisions (i) and (ii) of subparagraph (A) of this paragraph, notified the board of directors of the corporation in writing that the interested shareholder disapproved thereof and requested in good faith that the board of directors rectify the act or failure to act; and
     (4) After the interested shareholder has become an interested shareholder, the interested shareholder has not received the benefit, directly or indirectly, except proportionately as a shareholder, of any loans, advances, guarantees, pledges, or other financial assistance or any tax credits or other tax advantages provided by the corporation or any of its subsidiaries, whether in anticipation of or in connection with such business combinations or otherwise.
     (c) As used in this Article, the following definitions apply:
     (1) “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a specified person;

     (2) “announcement date” means the date of the first general public announcement of the proposal of the business combination;
     (3) “associate,” when used to indicate a relationship with any person, means:
     (A) Any entity other than the corporation or a subsidiary of the corporation, of which the person is an officer, director, or partner or is the beneficial owner of ten percent or more of any class of equity securities;
     (B) Any trust or other estate in which the person has a beneficial interest of ten percent or more or as to which the person serves as trustee or in a similar fiduciary capacity; and
     (C) Any relative or spouse of the person, or any relative of such spouse, who has the same home as the person;
     (4) A person shall be considered to be the “beneficial owner” of any equity securities:
     (A) Which the person or any of the person’s affiliates or associates owns, directly or indirectly;
     (B) Which the person or any of the person’s affiliates or associates, directly or indirectly, has:
(i) the right to acquire, whether such right is exercisable immediately or only after the passage of time, pursuant to any agreement, arrangement, or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; or
(ii) the right to vote pursuant to any agreement, arrangement, or understanding; or

     (C) Which are owned, directly or indirectly, by any other person with which the person or any of the person’s affiliates or associates has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of such securities.
     (5) “business combination” means:
     (A) Any merger or consolidation of the corporation or any subsidiary with:
(i) any interested shareholder; or
(ii) any other entity, whether or not itself an interested shareholder, which is, or after the merger or consolidation would be, an affiliate of an interested shareholder that was an interested shareholder prior to the consummation of the transaction;
     (B) Any sale, lease, transfer, or other disposition, other than in the ordinary course of business, in a transaction or series of transactions in any twelve-month period, to any interested shareholder or any affiliate of any interested shareholder, other than the corporation or any of its subsidiaries, of any assets of the corporation or any subsidiary having, measured at the time the transaction or transactions are approved by the board of directors of the corporation, an aggregate book value as of the end of the corporation’s most recently ended fiscal quarter on ten percent or more of the net assets of the corporation as of the end of such fiscal quarter;

     (C) Any issuance or transfer by the corporation or any subsidiary, in one transaction or a series of transactions in any twelve-month period, of equity securities of the corporation or any subsidiary which have an aggregate market value of five percent or more of the total market value of the outstanding common and preferred shares of the entity whose shares are being issued to any interested shareholder or any affiliate of any interested shareholder, other than the corporation or any of its subsidiaries, except pursuant to the exercise of warrants or rights to purchase securities offered pro rata to all holders of the corporation’s voting shares or any other method affording substantially proportionate treatment to the holders of voting shares;
     (D) The adoption of any plan or proposal for the liquidation or dissolution of the corporation in which anything other than cash will be received by an interested shareholder or any affiliate of any interested shareholder: or
     (E) Any reclassification of securities, including any reverse stock split, recapitalization of the corporation, or any merger or consolidation of the corporation with any of its subsidiaries, which has the effect, directly or indirectly, in one or a series of transactions in any twelve-month period, of increasing by five percent or more the proportionate amount of the outstanding shares of any class or series of equity securities of the corporation or any subsidiary which is directly or indirectly beneficially owned by any interested shareholder or any affiliate of any interested shareholder;
     (6) “continuing director” means any member of the board of directors who is not an affiliate or associate of an interest shareholder or any of its affiliates, other than the corporation or any of its subsidiaries, and who was a director of the corporation prior to the determination date, and any successor to such continuing director who is not an affiliate or an associate of an interested shareholder or any of its affiliates, other than the corporation or its subsidiaries, and is recommended or elected by a majority of all of the continuing directors;
     (7) “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise;
     (8) “determination date” means the date on which an interested shareholder first became an interested shareholder;
     (9) “entity” means a state chartered banking corporation, federally chartered banking association, business corporation (including a bank holding company), partnership, trust, state or federally chartered savings and loan association or other financial institution;

     (10) “fair market value” means:
     (A) In the case of securities, the highest closing sale price, during the period including the determination date and the 29 calendar days prior to such date, of the security on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the security is listed, or, if the security is not listed on any such exchange, the highest closing sales price or, if none is available, the average of the highest bid and asked prices reported with respect to the security, in each case during the 30-day period referred to above, on the National Association of Securities Dealers, Inc. Automatic Quotation System, or any system then in use, or, if no such quotations are available, the fair market value on the date in question of the security as determined in good faith at a duly called meeting of the board of directors by a majority of all of the continuing directors, or, if there are no continuing directors, by the entire board of directors; and
     (B) In the case of property other than securities, the fair market value of such property on the date in question as determined in good faith at a duly called meeting of the board of directors by a majority of all of the continuing directors, or, if there are no continuing directors, by the entire board of directors of the corporation;

     (11) “interested shareholder” means any person, other than the corporation or its subsidiaries or a trustee holding stock for the benefit of employees of the corporation or its subsidiaries pursuant to an employee benefit plan or arrangement, that is a party to, or an affiliate of whom is a party to, the business combination in question; and:
     (A) Is the beneficial owner of twenty percent or more of the voting power of the outstanding voting shares of the corporation; or
     (B) Is an affiliate of the corporation and, at any time within the two-year period immediately prior to the date in question was the beneficial owner of twenty percent or more of the voting power of the then outstanding voting shares of the corporation.
     For the purpose of determining whether a person is an interested shareholder, the number of voting shares deemed to be outstanding shall not include any unissued voting shares which may be issuable pursuant to any agreement, arrangement, or understanding, or upon exercise of conversion rights, warrants, or options, or otherwise;
     (12) “net assets” means the amount by which the total assets of an entity exceed the total debts of the entity;
     (13) “person” means a natural person or an entity; and
     (14) “voting shares” means shares entitled to vote generally in the election of directors.

ARTICLE TEN
     The shareholders of the corporation, without a meeting, may take any action required to be taken at a meeting of the shareholders, or any action which may be taken at such a meeting, if written consent setting forth the action to be taken is signed by those persons who would be entitled to vote at a meeting those shares having voting power to cast not less than the minimum number (or numbers, in the case of voting by classes) of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted. Such action by less than unanimous consent may not be taken with respect to any election of directors as to which shareholders would be entitled to cumulative voting.
     IN WITNESS WHEREOF, the Undersigned executes these Articles of Incorporation this 3rd day of September, 1991.

/s/ Travers W. Paine III
Travers W. Paine III
Incorporator

PAINE, McELREATH, RHODES & HYDER, P.C.
Attorneys at Law
301 Wheeler Executive Center
Augusta, Georgia 30909
404/738-9710

Secretary of State Business Services and Regulation	FORM NUMBER	: NR
Suite 315, West Tower	CERTIFICATE DATE	: 06/07/91
2 Martin Luther King Jr. Dr.	DOCKET NUMBER	: 91156035
Atlanta, Georgia 30334-1530	EXAMINER	: STACY GILLET
	TELEPHONE	: 404-656-3173
REQUESTED BY:
JEAN E. HARRIS/TROTTER SMITH
1201 P TREE ST 400 COLONY 30
ATLANTA                    GA 30361
NAME RESERVATION CERTIFICATE
     THE RECORDS OF THE SECRETARY OF STATE HAVE BEEN REVIEWED AND THE FOLLOWING NAME IS NOT IDENTICAL TO .AND APPEARS TO BE DISTINGUISHABLE FROM, THE NAME OF ANY OTHER EXISTING CORPORATION PROFESSIONAL ASSOCIATION OR LIMITED PARTNERSHIP ON FILE PURSUANT TO THE APPLICABLE PROVISIONS OF GEORGIA LAW. (TITLE 14 OF THE OFFICIAL CODE OF GEORGIA ANNOTATED).
“GEORGIA BANK FINANCIAL CORPORATION”
     THIS CERTIFICATE SHALL BE VALID FOR A NONRENEWABLE PERIOD OF NINETY (90) DAYS FOR PROFIT AND NON-PROFIT CORPORATIONS, PROFESSIONAL ASSOCIATIONS (DP, FP, DN, FN, & PA). ON LIMITED PARTNERSHIP: (70 OR 71), FROM THE DATE OF THIS CERTIFICATE. PLEASE SUBMIT THE ORIGINAL CERTIFICATE (WHITE COPY) WITH THE ARTICLES OF INCORPORATION, CERTIFICATE OF LIMITED PARTNERSHIP, APPLICATION FOR PROFESSIONAL ASSOCIATION OR CERTIFICATE OF AUTHORITY TO TRANSACT BUSINESS.
     NAME RESERVATIONS ARE NOT RENEWABLE AFTER EXPIRATION OF THE STATUTORY RESERVATION PERIOD SET OUT ABOVE.

MAX CLELAND
SECRETARY OF STATE

VERLEY J. SPIVEY
DEPUTY SECRETARY OF STATE

SECURITIES	CEMETERIES	CORPORATIONS	CORPORATIONS HOT-LINE
656-2894	656-3079	656-2817	404-656-2222
Outside Metro-Atlanta

MAX CLELAND Secretary of State State of Georgia
BUSINESS SERVICES AND REGULATION Suite 315, West Tower 2 Martin Luther King Jr., Drive Atlanta, Georgia 30334 (404) 656-2817
A100
Eff. 7/1/89 J. F. GULLION Director
ARTICLES OF INCORPORATION DATA ENTRY FORM FOR GEORGIA CORPORATIONS
I. Filing Date: 9/4/9 Code: Docket Number 91248384
Assigned Exam: 72 Amount: $60.00 By: 72 Charter Number: 9115500 Completed: 9/4/9
DO NOT WRITE ABOVE THIS LINE — SOS USE ONLY NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE THE REMAINDER OF THIS FORM.
II. Corporate Name: GEORGIA BANK FINANCIAL CORPORATION Mailing Address: 3530 Wheeler Road City: Augusta County: Richmond State: GA Zip Code: 30909 III. Fees Submitted By: Paine, McElreath & Rhodes, P.C. Amount Enclosed: $60.00 Check Number: IV. Incorporator: Travers W. Paine III Address: 301 Wheeler Executive Center City: Augusta State: GA Zip Code: 30909 Incorporator: Address: City: State: Zip Code: V. Registered Agent/Office: Travers W. Paine III Address: 301 Wheeler Executive Center City: Augusta County: Richmond State: Georgia Zip Code: 30909
VI. ARTICLES OF INCORPORATION FILING CHECK-OFF LIST Applicant Examiner 1. Original and one conformed copy of Articles of Incorporation XX
2. Corporate name verification number 91156035
3. Authorized shares stated XX 4. Incorporator’s signature XX 5. Post effective date, if applicable n/a 6. Number of pages attached: 52
VII. Applicant/Attorney: Telephone: Travers W. Paine III 404/738-9710 Address: 301 Wheeler Executive Center City: Augusta State: Georgia Zip Code: 30909
NOTICE: Attach original and one copy of the Articles of Incorporation and the Secretary of State filing fee ($60.00). Mail or deliver to the above address. This form does not replace the Articles of Incorporation.
I undersigned that the information on this form will be used in the Secretary of State Corporate database. I certify that a notice of intent to Incorporate and a publishing fee of $40.00 has been mailed or delivered to an authorized newspaper, as required by law.
Signed: Travers W. Paine, III Date: 9-3-91